SUPPLEMENTAL AGREEMENT

          SUPPLEMENTAL AGREEMENT made as of March 1, 1994 by and

between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the

"Corporation"), and SALVATORE LAGRECA (hereinafter referred to as

"Executive").

                        W I T N E S S E T H:

          WHEREAS, the Corporation and Executive are parties to

an Employment Agreement made as of September 1, 1992 (hereinafter referred to as the "Employment Agreement"), and


          WHEREAS, the Corporation and Executive desire to amend

the Employment Agreement;


          NOW, THEREFORE, in consideration of the mutual promises

herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:


      l.    Section 3.01 of the Employment Agreement is hereby

            amended, effective as of March 1, 1994, by deleting

            "One Hundred Forty Thousand Dollars ($140,000) and

             substituting "One Hundred Sixty Thousand Dollars

             ($160,000) therefor.


      2.     Except as hereinabove amended, the Employment

             Agreement shall continue in full force and effect.


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          3.   This Supplemental Agreement shall be governed by

 the laws of the State of New York.


                        THE INTERPUBLIC GROUP OF COMPANIES, INC.

                        By  C. KENT KROEBER

                             __________________________________
                                   Salvatore LaGreca



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